                                                                 EXHIBIT 10.8(d)

                   AMENDMENT NO. 4 TO COLLABORATION AGREEMENT
                          BAYER AG - SYMYX TECHNOLOGIES

        This Amendment No. 4 to Collaboration Agreement (the "Fourth Amendment"), effective as of September 15, 1999, is entered into by and between Symyx Technologies ("Symyx"), a Delaware corporation having a principal place of business at 3100 Central Expressway, Santa Clara, California 95051 ("Symyx"), and Bayer AG, a German corporation, having a principal place of business at D-51368 Leverkusen, Germany, and amends that certain Collaboration Agreement entered into by and between Symyx and Bayer effective as of March 1, 1998, as previously amended by Amendment No 1 to Collaboration Agreement effective as of May 1, 1998, Amendment No. 2 to Collaboration Agreement effective as of November 1, 1998 and Amendment No. 3 to Collaboration Agreement effective as of January 1, 1999 (the "Collaboration Agreement").

        WHEREAS, Symyx and Bayer desire to amend the Collaboration Agreement to provide for continuation of the Research Program in the [******] and Catalysis Fields (as defined in the Collaboration Agreement) for an additional year, as more fully set forth below;

        NOW THEREFORE, the parties hereby agree as follows:

1. All capitalized terms not defined in this Fourth Amendment shall have the meanings given to them in the Collaboration Agreement.

2.      Section 2.2.1(b) is amended to read in its entirety as follows:

                (b) [******] Project. Effective September 1, 1998, the Catalysis Field shall also include the [******] Project, which shall be directed to discovery, creation, identification and research of catalysts for [******], and effective as of February 28, 2000, the [******] Project shall no longer be part of the Catalysis Field. It is understood and agreed that research activities of Symyx, if any, after February 28, 2000 directed to discovery, creation, identification and research of catalysts for [******] shall not be, nor be deemed to be, part of the Research Program under this Agreement.

3.      Section 2.2 is amended by addition of the following new Section 2.2.6:

                2.2.6   [******].

4.      Section 2.4 is amended to read in its entirety as follows:

        2.4     Research Program Term

                2.4.1   Initial Term.

                        (a) Fields Other Than the Polyolefin Field. The Research Program, other than research activities in the Polyolefin Field, shall commence on the Effective Date and, unless extended pursuant to
                                Section 2.4.2, terminate on December 31, 2000 (the "Initial Program Term"). The

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                "Research Program Term" shall mean the Initial Program Term and any Extended Research Term set forth in Section 2.4.2.

                        (b) Research in Polyolefin Field. The research activities in the Research Program for the Polyolefin Field shall commence on January 1, 1999 and continue until December 31, 2001 (the "Polyolefin Project Term").

                2.4.2 Extension of Research Program Term. Both parties intend to identify and propose additional Projects (including appropriate product driven targets) that will justify the extension of the Research Program, and agree that not less than six (6) months before expiration of the Initial Research Term and any Extended Research Term, the Executive Committee will meet to discuss possible Projects for extension of the Research Program. Upon written agreement of the parties, the Research Program Term (for activities in the Research Program other than research in the Polyolefin Field) may be extended up to two (2) years (the "Extended Research Term"). Except as the parties may otherwise agree, the funding for activities (other than research activities in the Polyolefin Field) in the Research Program during the Extended Research Term, if any, shall be not less than [******] from January 1, 2001 to December 31, 2001, and not less than [******] from January 1, 2002 to December 31, 2002.

5.      Section 6.2.1 is amended by the addition of the following new Section
        6.2.1(d):

                (d) Research Funding for Year 3. In addition to the other Research Expenses to be paid to Symyx by Bayer pursuant to this Section 6.2.1, Bayer shall pay to Symyx research funding at a rate of [******] per FTE per year in accordance with the payment schedule set forth below, for research activities between March 1, 2000 and December 31, 2000. Symyx shall allocate FTEs during such period as follows:

                               [******] FTEs: [******] Field
                               [******] FTEs: Catalysis Field ([******] Project)

                        Payment Schedule:

                     -----------------------------------------------------------------------------
                                                          RUBBER     CATALYST    TOTAL QUARTERLY
                                   DATE                   FIELD       FIELD          PAYMENT
                     -----------------------------------------------------------------------------
                     On or before March 1, 2000         [******]    [******]        [******]
                     -----------------------------------------------------------------------------
                     On or before June 1, 2000          [******]    [******]        [******]
                     -----------------------------------------------------------------------------
                     On or before September 1, 2000     [******]    [******]        [******]
                     -----------------------------------------------------------------------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                     On or before December 1, 2000      [******]    [******]        [******]
                     -----------------------------------------------------------------------------

6. Except as specifically modified or amended hereby, the Collaboration Agreement, as modified or amended by Amendment No. 1 to Collaboration Agreement, Amendment No. 2 to Collaboration Agreement and Amendment No. 3 to Collaboration Agreement, shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. No provision of this Fourth Amendment may be modified or amended except expressly in a writing signed by both parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith. This Fourth Amendment shall be governed by, construed and enforced in accordance with the laws of the State of California, without reference to conflicts of laws principles.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        IN WITNESS WHEREOF, each of the parties has executed this Fourth Amendment as of the date indicated in the initial paragraph of this Fourth Amendment.

BAYER AG                                    SYMYX TECHNOLOGIES

By:    /s/ H.J. ROSENKRANZ                  By:    /s/ ISY GOLDWASSER
       ------------------------                    ------------------------
Name: Prof. Dr. H.J. Rosenkranz             Name:  Isy Goldwasser
       ------------------------                    ------------------------
Title: Head of Central Research             Title: President & COO
       ------------------------                    ------------------------
Date:  1999-09-13                           Date:  9/15/99
       ------------------------                    ------------------------

By:    /s/ I.V. Kopp
       -------------------------
Name:  Dr. Kopp
       -------------------------
Title: Manager Patents and Licensing
       ------------------------------
Date:  September 13, 1999
       ----------------------------


                                      -2-